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                                                                   Exhibit 23.4

                         CONSENT OF INDEPENDENT AUDITORS


Casmyn Corp:

We consent to the use in this Amendment No. 1 to Form S-1 Registration Statement No. 333-8341 of Casmyn Corp. of our report dated June 18, 1996, appearing in the Prospectus, which is part of such Registration Statement, on the financial statements of WestAmerica Corporation, and to the reference to us under the heading "Experts" in such Prospectus.

Tullius Taylor Sartain & Sartain


Tulsa, Oklahoma
September 6, 1996

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